                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: August 23, 2002
(Date of earliest event reported)

Commission File No. 333-97547



                    Bank of America Mortgage Securities, Inc.
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        Delaware                                         94-324470
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


   201 North Tryon Street, Charlotte, North Carolina,                28255
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Address of principal executive offices                             (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)




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ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.










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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
       (99)                              Computational Materials
                                         and Structural Term Sheets
                                         prepared by Banc of America
                                         Securities LLC in connection
                                         with Banc of America Mortgage
                                         Securities, Inc., Mortgage
                                         Pass-Through Certificates,
                                         Series 2002-I








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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BANK OF AMERICA MORTGAGE
                                     SECURITIES, INC.


August 23, 2002

                                     By:  /s/ Judy Lowman
                                         ----------------------------
                                         Judy Lowman
                                         Vice President











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

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (99)                 Computational Materials                       P
                        and Structural Term Sheets
                        prepared by Banc of America
                        Securities in connection
                        with Banc of America Mortgage
                        Securities, Inc., Mortgage Pass-
                        Through Certificates, Series 2002-I














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